UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2014

Griffin-American Healthcare REIT II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 270-9200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 5, 2014, Griffin-American Healthcare REIT II, Inc. (the “Company”), Griffin-American Healthcare REIT II Holdings, LP (the “Company Operating Partnership” and, together with the Company, the “Company Parties”), NorthStar Realty Finance Corp. (“Parent”), NRF Healthcare Subsidiary, LLC, a wholly owned subsidiary of Parent (“Merger Sub”) and NRF OP Healthcare Subsidiary, LLC, a wholly owned subsidiary of Merger Sub (the “Partnership Merger Sub” and, together with Parent and Merger Sub, the “Parent Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, the Company will be merged with and into Merger Sub (the “Company Merger”) and the Partnership Merger Sub will be merged with and into Company Operating Partnership (the “Partnership Merger” and, together with the Company Merger, the “Mergers”). Upon completion of the Company Merger, Merger Sub will survive and the separate corporate existence of the Company will cease. Upon completion of the Partnership Merger, Company Operating Partnership will survive and the separate existence of Partnership Merger Sub will cease.

A special committee of independent directors of the Company unanimously recommended to the board of directors of the Company (the “Board”) the Company Merger, the Merger Agreement and the other transactions contemplated thereby for approval and adoption and directed that the Merger Agreement be submitted to the Board for consideration. The Board subsequently unanimously determined and declared that (a) the Company Merger, substantially upon and in accordance with the terms and conditions of the Merger Agreement, and the other transactions contemplated by the Merger Agreement, are advisable, fair to, and in the best interests of, the Company and its stockholders and (b) the Partnership Merger, substantially upon and in accordance with the terms and conditions of the Merger Agreement, and the other transactions contemplated by the Merger Agreement, are advisable, fair to, and in the best interests of, the Company Operating Partnership and limited partners.

Pursuant to the terms and conditions in the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each share of common stock, $0.01 par value per share, of the Company (the “Company Common Stock” or “Company Shares”) issued and outstanding immediately prior to the Company Merger Effective Time will be converted into the right to receive (i) that number of validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of Parent (the “Parent Common Stock”) equal to the quotient determined by dividing $3.75 by the Average Parent Closing Price (as defined in the Merger Agreement) and rounding the result to the nearest 1/10,000 of a share (the “Exchange Ratio”); provided, that if the Average Parent Closing Price is less than $16.00, the Exchange Ratio will be 0.2344, and if the Average Parent Closing Price is greater than $20.17, the Exchange Ratio will be 0.1859 (the “Stock Consideration”), and (ii) $7.75 in cash (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”), subject to adjustment in the event either party pays cash dividends in excess of permitted dividends and subject to any applicable withholding tax. In addition, immediately prior to the Company Merger Effective Time, all outstanding shares of restricted Company stock (the “Restricted Company Shares”) under the Company’s 2009 Incentive Plan, as amended from time to time, will be cancelled in exchange for the right to receive, with respect to each Restricted Company Share so cancelled, an amount equal to the Merger Consideration.

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each unit of partnership interests in the Company Operating Partnership issued and outstanding immediately prior to the Partnership Merger Effective Time held by a limited partner of the Company Operating Partnership will be converted into the right to receive the Merger Consideration. The membership interests of Partnership Merger Sub issued and outstanding immediately prior to the effective time of the Partnership Merger will automatically be cancelled and retired and will cease to exist, and no payment will be made with respect thereto.

The Company Parties and Parent Parties each made certain customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by each party to conduct its business in all material respects in the ordinary course of business consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the consummation of the Mergers.

The consummation of the Mergers is subject to certain customary closing conditions, including, among others, approval of the Company Merger by the respective holders of a majority of the outstanding shares of Company Common Stock and Parent Common Stock, the absence of certain legal impediments to the consummation of the Mergers, the effectiveness of a registration statement on Form S-4 to be filed by Parent in connection with the Mergers, the absence of a material adverse effect on either the Company or Parent and compliance by the Company Parties and Parent Parties with their respective obligations under the Merger Agreement. The obligations of the parties to consummate the Mergers are not subject to any financing condition or the receipt of any financing by the Parent Parties.

The Merger Agreement requires the Company to convene a stockholders meeting for purposes of obtaining the approval of the holders of a majority of the outstanding shares of Company Common Stock, and subject to certain exceptions, the Company has agreed not to (i) solicit, initiate or knowingly facilitate or assist any inquiry or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, a Competing Proposal (as defined in the Merger Agreement), (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding any proposal or offer that constitutes, or would reasonably be expected to lead to, a Competing Proposal, or furnish to any other person information or afford to any other person access to the business, properties, assets or personnel of the Company or any of its subsidiaries, in each case, in connection with, or for the purposes of facilitating or assisting, a Competing Proposal, or (iii) enter into any contract (including any letter of intent or agreement in principle) with respect to a Competing Proposal.

Prior to the approval of the Merger Agreement by the Company’s stockholders, the Board may in certain circumstances effect a Company Adverse Recommendation Change (as defined in the Merger Agreement), subject to complying with certain notice and other specified conditions set forth in the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances by the Company, including prior to the approval of the Merger Agreement by the Company’s stockholders, in the event that the Company receives a Competing Proposal that the Company concludes, after following certain procedures and adhering to certain restrictions, is a Superior Proposal (as defined in the Merger Agreement), so long as the Superior Proposal was not the result of a breach by the Company in any material respect of the non-solicitation provisions of the Merger Agreement. In addition, Parent may terminate the Merger Agreement under certain circumstances and subject to certain restrictions, including if the Board effects a Company Adverse Recommendation Change. Upon a termination of the Merger Agreement, under certain circumstances, the Company will be required to pay a termination fee to Parent of $102 million. In certain other circumstances, Parent will be required to pay the Company a termination payment of $153 million if Parent fails to consummate the Company Merger upon satisfaction or waiver of the conditions to the closing of the Company Merger. If the Merger Agreement is terminated by the Company for failure to obtain the approval of Parent’s stockholders, Parent will be required to pay an alternative termination payment of $35 million.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide stockholders with information regarding its terms and is not intended to provide any factual information about the Company Parties or the Parent Parties. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of parties to the Merger Agreement; and are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company Parties or the Parent Parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this current report on Form 8-K not misleading.

Item 7.01	Regulation FD Disclosure.

On August 5, 2014, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving the Company Parties and Parent Parties. The proposed transaction will be submitted to the stockholders of the Company and Parent for their consideration. In connection with the proposed transaction, Parent intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of the Company and Parent and that also constitutes a prospectus of Parent. The Company and Parent plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s SEC Filings website page by clicking the “SEC Filings” link at www.HealthcareREIT2.com.

Interests of Participants

The Company and Parent and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders and its amended Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which were filed with the SEC on September 23, 2013 and March 21, 2014, respectively. Information regarding Parent’s directors and executive officers is set forth in Parent’s proxy statement for its 2013 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which were filed with the SEC on April 19, 2013 and February 28, 2014, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by the Company with the SEC when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s or Parent’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders; the risk that a condition to closing of the proposed transaction may not be satisfied; the Company’s and Parent’s ability to consummate the Mergers; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s and Parent’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the Company or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which the Company and Parent operate, as detailed from time to time in each of the Company’s and Parent’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of the Company’s and Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The Company and Parent caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company and Parent or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither the Company nor Parent undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the Company and Parent, dated August 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

August 5, 2014	By:	/s/ Mathieu Streiff
	Name:	Mathieu Streiff
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company and Parent, dated August 5, 2014